Exhibit 99.1
Marine Petroleum Trust

News Release

MARINE PETROLEUM TRUST
ANNOUNCES FOURTH QUARTER CASH DISTRIBUTION
     DALLAS, Texas, November 19, 2007 — Bank of America, N.A., as Trustee of the Marine Petroleum Trust (NASDAQ: MARPS), today declared a quarterly cash distribution to the holders of its units of beneficial interest of $.761336 per unit, payable on December 28, 2007, to unit holders of record on November 30, 2007.
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Contact:	Ron E. Hooper Senior Vice President Bank of America, N.A. Toll Free — 800.985.0794